Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002)

In connection with the Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2016 of Fairmount Santrol Holdings Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael F. Biehl, Executive Vice President and Chief Financial Officer of the Company, certify, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 1, 2018

By:	/s/ Michael F. Biehl
Michael F. Biehl
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)